UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

October 19, 2015

Dear Cisco Shareholder,

We have previously sent to you proxy materials for the Annual Meeting of Shareholders of Cisco Systems, Inc. to be held on November 19, 2015. Your Board of Directors recommends that you vote FOR each of the nominees in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposals 4 and 5.

Your vote is important, no matter how many or how few shares you own. Please take a moment to vote your shares TODAY--by telephone, by Internet, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Sincerely,

/s/ Charles H. Robbins

Charles H. Robbins

Chief Executive Officer

YOUR VOTE IS IMPORTANT!

Remember, you can vote your shares by telephone or by Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-877-687-1866.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 19, 2015.
CISCO SYSTEMS, INC.
CISCO
CISCO SYSTEMS, INC.
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735
Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 21, 2015
Date: November 19, 2015 Time: 10:00 a.m. Pacific Time
Location:
Cisco Systems, Inc.
Building 9
260 East Tasman Drive
San Jose, CA 95134
You are receiving this communication because you hold shares in the company named above.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
M96992-P69436

-Before You Vote-
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 25, 2015
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:
www.proxyvote.com
2) BY TELEPHONE:
1-800-579-1639
3) BY E-MAIL*:
sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before November 5, 2015 to facilitate timely delivery.
-How To Vote-
Please Choose One of the Following Voting Methods
Vote In Person: You may choose to attend, and vote in person at, the Annual Meeting of Shareholders. A ballot will be provided to shareholders of record who attend the Meeting and wish to vote in person. Many shareholder meetings have admission requirements. Please check the proxy materials available online for any special requirements for admission, as well as directions on how to get to the Meeting location.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.
Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
M96993-P69436

Voting Items

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Carol A. Bartz	☐	☐	☐
1b. M. Michele Burns	☐	☐	☐
1c. Michael D. Capellas	☐	☐	☐
1d. John T. Chambers	☐	☐	☐
1e. Brian L. Halla	☐	☐	☐
1f. Dr. John L. Hennessy	☐	☐	☐
1g. Dr. Kristina M. Johnson	☐	☐	☐
1h. Roderick C. McGeary	☐	☐	☐
1i. Charles H. Robbins	☐	☐	☐
1j. Arun Sarin	☐	☐	☐
1k. Steven M. West	☐	☐	☐

	For	**Against**	**Abstain**
2. Approval, on an advisory basis, of executive compensation.	☐	☐	☐
3. Ratification of PricewaterhouseCoopers LLP as Cisco's independent registered public accounting firm for fiscal 2016.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Proposals 4 and 5 submitted by shareholders:

	For	**Against**	**Abstain**
4. Approval to request the Board make efforts to implement a set of principles called the "Holy Land Principles" applicable to corporations doing business in Palestine-Israel.	☐	☐	☐
5. Approval to request the Board to adopt, and present for shareholder approval, a "proxy access" bylaw amendment.	☐	☐	☐

To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

M96994-P69436

Non-Voting Items
Yes No
Please indicate if you plan to attend this meeting.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 19, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned revokes all previous proxies, acknowledges receipt of the notice of the shareholders’ annual meeting to be held November 19, 2015 and the proxy statement, and appoints John T. Chambers, Charles H. Robbins and Kelly A. Kramer or any of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Cisco Systems, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of Cisco to be held on November 19, 2015 at 10:00 a.m. Pacific Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.
THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ELEVEN NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSALS 4 AND 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE
Continued and to be signed on reverse side
Authorized Signatures - This section must be completed for your instructions to be executed.
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date)
M96995-P69436